                                                                    Exhibit 10.6

                              PREVIEW MEDIA, INC.

            THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


     This Third Amended and Restated Registration Rights Agreement (this "Agreement") is made effective as of June 28, 1996 by and among Preview Media, Inc., a California corporation (the "Company"), and (1) the persons who purchased Series B Preferred Stock ("Series B Preferred") pursuant to the Company's Series B Preferred Stock Purchase Agreement (the "Series B Agreement") dated March 7, 1988, (2) the persons who purchased Series C Preferred Stock ("Series C Preferred") pursuant to the Company's Series C Preferred Stock Purchase Agreement (the "Series C Agreement") dated July 31, 1991, (3) the persons who purchased Series D Preferred Stock ("Series D Preferred") pursuant to the Company's Series D Preferred Stock Purchase Agreement (the "Series D Agreement") dated January 31, 1995, (4) Trase Miller Solutions, Inc., a Delaware corporation ("Trase Miller"), which purchased Series D Preferred (the "Trase Miller Preferred") and was issued Common Stock (the "Trase Miller Common") pursuant to the Company's Series D Preferred Stock and Common Stock Purchase Agreement (the "Trase Miller Agreement") dated as of December 29, 1995, (5) the holders (the "Common Warrant Holders") of certain warrants (the "Common Warrants") to purchase up to 922,405 shares of Common Stock, originally issued July 14 and August 9, 1993, January 31, 1995 and February 26, 1996, (6) the entities that are purchasing Series E Preferred Stock ("Series E Preferred") pursuant to the Company's Series E Preferred Stock Purchase Agreement dated June 28, 1996, (7) the holders (the "Series C Warrant Holders") of certain warrants (the "Series C Warrants") to purchase up to 321,430 shares of Series C Preferred Stock, originally issued December 22, 1992, (8) the holders (the "Convertible Note Holders") of certain convertible promissory notes (the "Convertible Notes") issued pursuant to a Secured Note Exchange Agreement dated as of January 31, 1995, (9) the holders (the "Series D Warrant Holders") of warrants (the "Series D Warrants") to purchase up to 795,238 shares of Series D Preferred Stock and
(10) the holders (the "Common Stock Warrant Holders") of certain warrants (the "Common Stock Warrants") to purchase up to 39,156 shares of Common Stock issued pursuant to a Convertible Note and Warrant Purchase Agreement made and entered into as of May 21, 1996. The Common Warrants, the Common Stock Warrants, the Series C Warrants and the Series D Warrants are collectively referred to herein as the "Warrants." The Common Warrant Holders, the Common Stock Warrant Holders, the Series C Warrant Holders and the Series D Warrant Holders are collectively referred to herein as the "Warrant Holders." The Series B Preferred, the Series C Preferred, the Series D Preferred, the Trase Miller Preferred and the Series E Preferred are collectively referred to herein as the "Preferred." The purchasers of Series B Preferred (the "Series B Purchasers"), the purchasers of Series C Preferred (the "Series C Purchasers"), the purchasers of Series D Preferred (the "Series D Purchasers"), the purchasers of Series E Preferred (the "Series E Purchasers"), the Convertible Note Holders, the Warrant Holders and Trase Miller are collectively referred to herein as the "Purchasers."

     The Company desires to sell, and the Series E Purchasers desire to buy, shares of Series E Preferred. As an inducement to the Series E Purchasers to purchase the Series E Preferred, the Company and the Purchasers desire to enter into this Agreement. The Company, the Series B

Purchasers, the Series C Purchasers, the Series D Purchasers, Trase Miller and the Warrant Holders (but not the Common Stock Warrant Holders) have previously entered into a Second Amended and Restated Registration Rights Agreement dated December 29, 1995 (the "Existing Rights Agreement"). By their execution hereof, the holders of at least a majority of the Registrable Securities (as defined in the Existing Rights Agreement), or a majority of any combination of securities convertible into or exercisable for Registrable Securities, hereby amend and restate the Existing Rights Agreement to read as set forth herein.

     The Series B Purchasers, the Series C Purchasers, the Series D Purchasers and Trase Miller, respectively, were granted certain information rights pursuant to Section 7 of the Series B Agreement, the Series C Agreement, the Series D Agreement and the Trase Miller Agreement, respectively. Furthermore, the Series D Purchasers and Trase Miller were granted certain rights of first offer under
Section 7 of the Series D Agreement and the Trase Miller Agreement, respectively, and are obligated under a special covenant under Section 8 of each of such agreements. By their execution hereof, the holders of at least a majority of the Series B Preferred, Series C Preferred and Series D Preferred, and Trase Miller, respectively, hereby terminate/terminates and waive/waives the provisions of Section 7 of each of the Series B Agreement, Series C Agreement, Series D Agreement and Trase Miller Agreement, respectively, and the information rights and, with respect to the Series D Purchasers and Trase Miller, the rights of first offer set forth therein. By their execution hereof, the holders of at least a majority of the Series D Preferred and Trase Miller, respectively, also hereby terminate/terminates Section 8 of the Series D Agreement and the Trase Miller Agreement. This Agreement shall supersede Section 7 of the Series B Agreement, the Series C Agreement, the Series D Agreement and the Trase Miller Agreement, respectively, and this Agreement shall be controlling with respect to the information rights granted pursuant to the Series B Agreement, the Series C Agreement, the Series D Agreement and the Trase Miller Agreement, respectively, and with respect to the rights of first offer granted pursuant to the Series D Agreement and the Trase Miller Agreement, respectively. This Agreement shall also supersede Section 8 of the Series D Agreement and the Trase Miller Agreement, respectively, and shall be controlling with respect to the special covenants set forth in such sections. Except as set forth herein, the Series B Agreement, Series C Agreement, Series D Agreement and Trase Miller Agreement shall each remain in full force and effect.

     In consideration of the mutual promises contained herein, the parties hereby agree as follows:

                                   SECTION 1.

                Restrictions on Transferability of Securities;
                -----------------------------------------------
                         Compliance with Securities Act
                         ------------------------------

     1.1  Restrictions on Transferability.  The Preferred, the Preferred Stock,
     ---  -------------------------------
if any, issuable upon exercise of the Warrants, the Trase Miller Common, the Common Stock, if any, issuable upon exercise of the Warrants or upon conversion of the Notes, and the Common Stock issuable upon conversion of any of the aforementioned Preferred Stock (collectively, the

"Restricted Securities") shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 1, which conditions are intended to ensure compliance with the provisions of the Securities Act (as defined below). Each Purchaser will cause any proposed purchaser, assignee, transferee, or pledgee of the Restricted Securities held by a Purchaser to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 1.

     1.2  Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other federal agency at the time administering the Securities Act.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Registrable Securities" shall mean (i) the Company's Common Stock
           ----------------------
(the "Stock") issued or issuable pursuant to the conversion of the Preferred or the Preferred Stock issuable upon exercise of the Warrants, or issued or issuable upon exercise of the Warrants or conversion of the Convertible Notes,
(ii) the Trase Miller Common, and (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned, provided, however, that Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or
(C) the registration rights associated with such securities have not been terminated pursuant to Section 1.14.

          The terms "register", "registered" and "registration" refer to a
                     --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses incurred by the
           ---------------------
Company in complying with Sections 1.5 and 1.6 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          "Selling Expenses" shall mean all underwriting discounts, selling
           ----------------
commissions and stock transfer taxes, if any, applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders (as limited by Section 1.7).

          "Holder" shall mean any Purchaser holding Registrable Securities and
           ------
any person holding Registrable Securities or Shares to whom the rights under this Section 1 have been transferred in accordance with Section 1.12 hereof.

          "Initiating Holders" shall mean any Purchasers or transferees of
           ------------------
Purchasers under Section 1.12 hereof who in the aggregate are Holders of not less than thirty (30) percent of the Registrable Securities.

     1.3  Restrictive Legend.  Each certificate representing (i) the Restricted
          ------------------
Securities and (ii) any other securities issued in respect of, or upon conversion of, the Restricted Securities shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

          Each Purchaser and Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 1. Such legend shall be removed by the Company from any certificate at such time as the holder of the shares represented by the certificate satisfies the requirements of Rule 144(k) under the Securities Act, provided that Rule 144(k) as then in effect does not differ in any respect which is material for the purposes of the restrictions set forth in this Section 1.3 from Rule 144(k) as in effect as of the date of this Agreement, and provided further that the Company has received from the holder a written representation that (i) such holder is not an affiliate of the Company and has not been an affiliate during the preceding three months, (ii) such holder has beneficially owned the shares represented by the certificate for a period of at least three years, (iii) such holder otherwise satisfies the requirements of Rule 144(k) as then in effect with respect to such shares, and (iv) such holder will submit the certificate for any such shares to the Company for reapplication of the legend at such time as the holder becomes an affiliate of the Company or otherwise ceases to satisfy the requirements of Rule 144(k) as then in effect.

     1.4  Notice of Proposed Transfers.  The holder of each certificate
          ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 1.4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice
delivered by the holder to the Company.    Notwithstanding the foregoing, no
such opinion or "no action" letter shall be required in connection with (1) a transfer not involving a change in beneficial ownership, or (ii) in transactions involving the distribution without consideration of Restricted Securities by any Purchaser to any of its partners, retired partners or to the estate of any of its partners or retired partners if such Purchaser is a partnership, or (iii) a transfer by a Purchaser that is a corporation to a wholly-owned subsidiary of such Purchaser or to another corporation of which such Purchaser is a wholly-owned subsidiary ("Parent") or to another wholly-owned subsidiary of such Parent, or (iv) in transactions involving the transfer without consideration of Restricted Securities by Purchaser during his or her lifetime by way of gift or on death by will or in intestacy). Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in
Section 1.3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

     1.5  Requested Registration.
          ----------------------

          (a) Request for Registration.  In case the Company shall receive from
              ------------------------
Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to the Registrable Securities, the anticipated aggregate offering price, net of underwriting discounts and commissions, of which would exceed $5,000,000, the Company will:

         (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

         (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 30 days after receipt of such written notice from the Company;

          Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.5:

          (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

          (B)  Prior to September 30, 1997;

          (C) During the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date four (4) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith; or

          (D) After the Company has effected two such registrations pursuant to this subparagraph 1.5(a), such registrations have been declared or ordered effective and the securities offered pursuant to such registration have been sold; and further provided that

          (E) if the Company shall furnish to such Holders a certificate and further provided that signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.5 shall be deferred for a period not to exceed 120 days.

          Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

          (b) Limitations on Subsequent Demand Registration Rights.  From and
              ----------------------------------------------------
after the effective date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to require the Company to include shares or securities in any registration initiated under this Section 1.5, nor shall the Company include any shares or securities for its own account, without the written consent of the Holders of a majority of the shares of Registrable Securities for which registration has been requested, unless such shares or securities are entitled to be included in such registration only to the extent that the inclusion of such securities will not diminish the amount of Registrable Securities of the Holders which are included in such registration.

          (c) Underwriting.  The right of any Holder to registration pursuant to
              ------------
Section 1.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.5 and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested to the extent provided herein.

          The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

          If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 1.5(c).

     1.6  Company Registration.
          --------------------

     (a) Notice of Registration.  If at any time or from time to time, the
              ----------------------
Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Securities and Exchange Commission Rule 145 transaction, the Company will:

           (i) promptly give to each Holder written notice thereof; and

          (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company by any Holder, except as limited by Section 1.6(b).

          (b) Underwriting.  If the registration of which the Company gives
              ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.6(a)(i). In such event the right of any Holder to registration pursuant to Section 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company (or by the holders who have demanded such registration). Notwithstanding any other provision of this Section 1.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders and the other holders distributing their securities through such underwriting pursuant to piggyback registration rights similar to this Section 1.6, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders and other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and other securities held by other holders at the time of filing the registration statement. If any Holder or other holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c) Right to Terminate Registration.  The Company shall have the right
              -------------------------------
to terminate or withdraw any registration initiated by it under this Section 1.6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

          (d) Limitations on Subsequent Piggyback Registration Rights.  From and
              -------------------------------------------------------
after the effective date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to require the Company to include shares or securities in any registration under this Section 1.6, without the written consent of the Holders of a majority of the shares of Registrable Securities, unless such shares or securities are entitled to be included in such registration only to the extent that the inclusion of such securities will not diminish the amount of Registrable Securities which are included or unless such agreement is entered into in connection with the issuance of securities to (i) investors purchasing such securities from the Company in a financing transaction or (ii) to lenders or lessors in connection with a loan or lease financing transaction, in each such case described in clause (i) or (ii), so long as such shares or securities are entitled to be included in such registration on no more than a pari passu basis with the Registrable Securities hereunder based upon the number of such shares or other securities held by such other holders at the time of filing of the registration statement.

     1.7  Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration pursuant to Sections 1.5 and 1.6 and the reasonable cost of one special legal counsel to represent all of the Holders together shall be borne by the Company, provided that the Company shall not be required to pay the Registration Expenses of any registration proceeding begun pursuant to Section 1.5, the request of which has been subsequently withdrawn by the Initiating Holders, unless the Holders of a majority of the Registrable Securities agree to forfeit the right to a demand registration pursuant to
Section 1.5. The Holders of Registrable Securities to have been registered shall bear all such Registration Expenses pro rata on the basis of the number of Registrable Securities to have been registered. Notwithstanding the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of said Registration Expenses. Unless otherwise stated, all other Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the registered securities pro rata on the basis of the number of shares so registered.

     1.8   Registration Procedures.  In the case of each registration,
           -----------------------
qualification or compliance effected by the Company pursuant to Section 1.5 or 1.6, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof, including any stop order or other proceeding initiated with respect to such offering. At its expense, the Company will:

          (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least 120 days or until the distribution described in the registration statement has been completed, whichever first occurs;

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (c) Furnish to the Holders participating in such registration such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders may reasonably request;

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and

          (e) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of circumstances then existing.

     1.9  Indemnification.
          ---------------

          (a) The Company will indemnify each Holder, each Holder's officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation (or alleged violation) by the Company of any rule or regulation promulgated under the Securities Act or the Securities and Exchange Act of 1934 applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each Holder's officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided that the total amount for which any Holder shall be liable under this subsection 1.9(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities in such registration.

          (c) Each party entitled to indemnification under this Section 1.9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, provided that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding; and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     1.10  Information by Holder.  The Holder or Holders of Registrable
           ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

     1.11  Rule 144 Reporting.  With a view to making available the benefits of
           ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public under the Securities Act;

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements);

          (c) So long as a Purchaser owns any Restricted Securities, to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public under the Securities Act), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

     1.12  Transfer of Registration Rights.  The rights to cause the Company to
           -------------------------------
register securities granted Purchasers under Sections 1.5 and 1.6 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Purchaser (together with any affiliate) provided that: (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) notice of such assignment is given to the Company, and (c) such transferee or assignee (i) is a wholly-owned subsidiary or Parent (or another wholly-owned subsidiary of the Parent) or constituent partner (including limited partners) of such Purchaser, or (ii) holds, immediately after such transfer, at least 100,000 shares of Registrable Securities, as appropriately adjusted for stock splits and the like.

     1.13  Standoff Agreement.  Each Holder agrees in connection with any
           ------------------
registration of the Company's securities (whether for its own account or for the account of a shareholder) that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters; provided, however, that:

          (a) Such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

          (b) All officers and directors of the Company and all other persons with registration rights, if any, whether or not pursuant to this Agreement and whether or not applicable to such registration enter into similar agreements.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     1.14  Termination of Rights.  The rights of any particular Holder to cause
           ---------------------
the Company to register securities under Sections 1.5 and 1.6 shall terminate with respect to such Holder following a bona fide, firmly underwritten public offering of shares of Common Stock registered under the Securities Act (provided that the aggregate gross proceeds to the Company, net of underwriting discounts and commissions, exceed $7,500,000, and the price to the public is at least $5.00 per share (subject to adjustment for stock splits, stock dividends, recapitalizations and the like)) at such time as such Holder is able to dispose of all of his or its Registrable Securities in one three-month period, pursuant to the provisions of Rule 144, provided that such Holder holds Registrable Securities constituting less than 1% of the outstanding voting stock of the Company.

                                   SECTION 2.

                      Affirmative Covenants of the Company
                      ------------------------------------

     The Company hereby covenants and agrees as follows:

     2.1  Financial Information.  The Company will mail the following reports to
          ---------------------
each Purchaser for so long as such Purchaser is a holder of Preferred or Common Stock issued upon conversion of such Preferred:

          (a) As soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of changes in financial position of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by independent public accountants of national standing selected by the Company.

          (b) Contemporaneously with delivery to holders of Common Stock, a copy of each report of the Company delivered to holders of Common Stock.

          (c) For so long as a Purchaser is eligible to receive reports under this Section 2.1, it shall also have the right, at its expense, to visit and inspect any of the properties of the Company or any of its subsidiaries, to examine its books of account and records, and to discuss their affairs, finances and accounts with their officers, all at such reasonable times and as often as may be reasonably requested, provided, however, that the Company shall not be obligated to provide any information that it reasonably considers to be a trade secret or to contain confidential information.

     2.2  Additional Information.  As long as a Purchaser (together with any
          ----------------------
affiliates) holds not less than 100,000 shares of Preferred (or an equivalent number of shares consisting of Preferred and/or Common Stock issued upon conversion of such Preferred), as adjusted for recapitalizations, stock splits, stock dividends and the like, the Company will mail to such Purchaser, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and in any event within 45 days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and consolidated statements of changes in financial condition of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (other than for accompanying notes), all in reasonable detail and signed, subject to changes resulting from year-end audit adjustments, by the principal financial or accounting officer of the Company and will provide a copy of the Company's annual (and, if made available to the Board of Directors, quarterly) budget as approved by the Company's Board of Directors.

     2.3  Transfer of Information Rights.  The information rights set forth in
          ------------------------------
Sections 2.1 and 2.2 may be transferred in any non-public transfer of Preferred (or Common Stock issued upon conversion of such Preferred), provided that the Company is given written notice of such transfer, and provided further that the right to receive the information set forth in Section 2.2 may only be transferred to a holder of, or affiliated holders who in the aggregate hold, at least 100,000 shares of Preferred (or an equivalent number of shares consisting of shares of Preferred and/or Common Stock issued upon conversion of such Preferred, as appropriately adjusted for recapitalizations, stock splits, stock dividends and the like). In the event that the Company reasonably determines that provision of information to a transferee pursuant to this Section 2.3 would materially adversely impact its proprietary position, such information may be edited in the manner necessary to avoid such impact.

     2.4  Termination of Covenants.  The covenants set forth in Sections 2.1 and
          ------------------------
2.2 shall terminate and be of no further force or effect upon the earlier of (a) such time as the Company is required to file reports with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, or (b) the closing of the Company's initial sale of Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended, pursuant to an underwritten firm commitment public offering, provided that the aggregate gross proceeds to the Company, net of underwriting discounts and commissions, exceed $7,500,000 and the price to the public is not less than $5.00 per share (as adjusted to reflect subsequent stock dividends, stock splits, recapitalizations and the like).

     2.5  Right of First Offer.  Subject to the terms and conditions specified
          --------------------
in this Section 2.5, the Company hereby grants to each Series D and Series E Purchaser so long as such Series D or Series E Purchaser (together with any affiliates) holds at least 100,000 shares of Series D and/or Series E Preferred (or an equivalent number of shares consisting of Preferred and/or Common Stock issued upon conversion of such Preferred, as appropriately adjusted for recapitalizations, stock splits, stock dividends and the like) (a "Rightholder"), a right of first offer with respect to future sales by the Company of its New Securities (as hereinafter defined). For purposes of this
Section 2.5, the term Rightholder includes any partners, shareholders or affiliates of a Rightholder. A Rightholder shall be entitled to apportion the right of first offer hereby granted among itself and its partners, shareholders and affiliates in such proportions as it deems appropriate.

          (a) In the event the Company proposes to issue New Securities, it shall give each Rightholder written notice (the "Notice") of its intention, including (i) a description of the New Securities it proposes to issue, (ii) the number of shares of New Securities it proposes to offer, (iii) the price per share at which, and other terms on which, it proposes to offer such New Securities and (iv) the number of shares that the Rightholder has the right to purchase under this Section 2.5, based on the Rightholder's Percentage (as defined in Section 2.5(d)(ii)).

          (b) Within 30 days after the Notice is given (in accordance with Section 9.5), the Rightholder may elect to purchase, at the price specified in the Notice, up to the number of shares of the New Securities proposed to be issued that the Rightholder has the right to purchase as specified in the Notice. An election to purchase shall be made in writing and must be given to the Company within such 30 day period (in accordance with Section 9.5). The closing of the sale of New Securities by the Company to the participating Rightholder upon exercise of its rights under this Section 2.5 shall take place simultaneously with the closing of the sale of New Securities to third parties.

          (c) The Company shall have 90 days after the last date on which the Rightholder's right of first offer lapsed to enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 45 days from the execution thereof) to sell the New Securities that the Rightholder did not elect to purchase under this Section 2.5, at or above the price and upon terms not materially more favorable to the purchasers of such securities than the terms specified in the initial Notice given in connection with such sale. In the event the Company has not entered into an agreement to sell the New Securities within such 90 day period (or sold and issued New Securities in accordance with the foregoing within 45 days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Rightholder in the manner provided in this Section 2.5.

          (d) (i) "New Securities" shall mean any shares of, or securities convertible into or exercisable for any shares of, any class of the Company's capital stock;

provided that "New Securities" does not include: (A) Preferred or the Common Stock issuable upon conversion thereof; (B) securities issued pursuant to the acquisition of another business entity by the Company by merger, purchase of substantially all of the assets of such entity, or other reorganization which results in the Company owning not less than a majority of the voting power of such entity; (C) shares, or options to purchase shares, of the Company's Common Stock and the shares of Common Stock issuable upon exercise of such options, issued pursuant to any arrangement approved by the Board of Directors to employees, officers and directors of, or consultants, advisors or other persons performing services for, the Company; (D) shares of the Company's Common Stock or Preferred Stock of any series issued in connection with any stock split, stock dividend or recapitalization of the Company; (E) Common Stock issued upon exercise of warrants, options or convertible securities if the issuance of such warrants, options or convertible securities was a result of the exercise of the right of first offer granted under this Section 2.5 or was subject to the right of first offer granted under this Section 2.5; (F) capital stock or warrants or options for the purchase of shares of capital stock issued by the Company to a lender or equipment lessor in connection with any loan or lease financing transaction; (G) securities sold to the public in an offering pursuant to a registration statement filed with the Securities and Exchange Commission under the Act, (H) shares of Common Stock or other securities issued or issuable upon exercise of warrants issued prior to the effective date of this Agreement; and
(J) shares of Common Stock or other securities issued or issuable upon conversion of promissory notes issued prior to the effective date of this Agreement.
          (ii) The applicable "Percentage" for each Rightholder shall be the number of shares of New Securities calculated by dividing (i) the total number of shares of Common Stock owned by the Rightholder (assuming conversion, exercise and/or exchange of all shares of Preferred and other securities exercisable, exchangeable or convertible for securities of the Company owned by the Rightholder) by (ii) the total number of shares of Common Stock outstanding at the time the Notice is given (assuming conversion, exercise and/or exchange of all shares of the Company's Preferred Stock and other securities exercisable, exchangeable or convertible for securities of the Company)

          (e) The right of first offer granted under this Section 2.5 shall expire upon the consummation of the Company's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended, that results in aggregate gross proceeds to the Company in excess of $7,500,000 and the public offering price of which is not less than $5.00 per share (as adjusted to reflect subsequent stock dividends, stock splits, recapitalizations and the like) (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction).

          (f) The right of first offer granted under this Section 2.5 may be assigned by a Rightholder to a transferee or assignee of the Rightholder's shares of the Company's capital stock acquiring the lesser of (a) at least 100,000 shares of Series D and/or Series E Preferred (or an equivalent number of shares consisting of shares of Series D and/or Series E Preferred and/or Common Stock issued upon conversion of such Series D and/or Series E Preferred, as appropriately adjusted for recapitalizations, stock splits, stock dividends and the like) or (b) all of the Rightholder's remaining shares of the Company's capital stock. In the event that a Rightholder shall assign its right of first offer pursuant to this
Section 2.5 in connection with the transfer of less than all of its shares of the Company's Series D and/or Series E Preferred (or an equivalent number of shares consisting of shares of Series D and/or Series E Preferred and/or Common Stock issued upon conversion of such Series D and/or Series E Preferred, as appropriately adjusted for recapitalizations, stock splits, stock dividends and the like), such Rightholder shall also retain its right of first offer.

                                   SECTION 3.

                        Special Covenants of Purchasers
                        -------------------------------

     3.1  Ownership Restrictions.
     ---  ----------------------

          (a) Without the prior written consent of the Company, Trace Miller, each Series D Purchaser and each Series E Purchaser (each, for purposes of this Section 3.1, a "Special Purchaser") will not, and will not permit any of its subsidiaries or affiliates to, directly or indirectly, authorize or make a tender, exchange or other offer for, or purchase or otherwise acquire, or agree to acquire, or obtain, directly or indirectly, beneficial ownership of any shares of the Company's Common Stock (including the Trace Miller Common), Preferred Stock (including the Series D, Series E and Trase Miller Preferred), and any other securities issued by the Company entitled to vote generally for the election of directors of the Company, whether currently outstanding or hereafter issued (collectively, "Voting Stock") or beneficial ownership of any
(i) non-voting securities of the Company which are convertible in Voting Stock, whether currently outstanding or hereafter issued, and/or (ii) options, warrants and other rights to acquire Voting Stock whether currently outstanding or hereafter granted (collectively, "Rights to Acquire Voting Stock"), if the effect of such acquisition would be to increase the number of shares of Voting Stock then owned by such Special Purchaser and its subsidiaries and affiliates to an amount equal to more than twenty percent (20%) of all Voting Stock or more than 50% of any class of Voting Stock outstanding at such time, assuming for the purposes of determining each such percentage the exercise and/or conversion of all Rights to Acquire Voting Stock, whether owned by such Special Purchaser or otherwise.

          (b) Notwithstanding Section 3.1(a), a Special Purchaser shall not be obligated to dispose of any shares of Voting Stock or any Rights to Acquire Voting Stock if the percentage ownership of such Special Purchaser is increased as a result of a recapitalization of the Company, a repurchase of securities of the Company, any other action taken by the Company, or any termination or expiration of Rights to Acquire Voting Stock (each, a "Percentage Increase Event"). If a Percentage Increase Event results in a Special Purchaser owning more than the percentages allowed under this Section 3, such Special Purchaser shall not thereafter acquire any additional Voting Stock or Rights to Acquire Voting Stock unless such acquisition would otherwise be permitted under this
Section 3.

          (c) Nothing in Sections 3.1(a) and 3.1(b) shall prevent a Special Purchaser from exercising or converting any Rights to Acquire Voting Stock held by a Special Purchaser.

     3.2  Termination of Covenants.  The covenants set forth in Section 3.1
          ------------------------
shall terminate and be of no further force or effect upon the earlier of (a) such time as the Company is required to file reports with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, or (b) the closing of the Company's initial sale of Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended, pursuant to an underwritten firm commitment public offering, provided that the aggregate gross proceeds to the Company, net of underwriting discounts and commissions, exceed $7,500,000 and the price to the public is not less than $5.00 per share (as adjusted to reflect subsequent stock dividends, stock splits, recapitalizations and the like).

                                   SECTION 4.
                                   ----------

                                 Miscellaneous
                                 -------------

     4.1  Governing Law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of California.

     4.2  Successors and Assigns.  Except as otherwise provided herein, the
          ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     4.3  Entire Agreement; Amendment.  This Agreement constitutes the full and
          ---------------------------
entire understanding and agreement between the parties with regard to the subject hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that Holders of at least a majority of the Registrable Securities may, with the written consent of the Company, waive, modify or amend on behalf of all Holders, any provisions hereof so long as the effect thereof will be that all such Holders will be treated equally.

     4.4  Notices, etc.  All notices and other communications required or
          ------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, at such Purchaser's address set forth in the records of the Company, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Registrable Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Registrable Securities who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its address set forth below and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Purchasers.

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and postage prepaid as aforesaid.

     4.5  Expenses.  The Company and each Purchaser shall bear its own expenses
          --------
incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

     4.6  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which may be executed by less than all of the Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     4.7  Severability.  In the event that any provision of this Agreement
          ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     4.8  Titles and Subtitles.  The titles and subtitles used in this Agreement
          --------------------
are used for convenience only and are not considered in construing or interpreting this Agreement.

     The foregoing agreement is hereby executed as of the date first above written.
                              "COMPANY"

                              PREVIEW MEDIA, INC.,
                              a California corporation



                              By:    /s/David Lambert
                                     ----------------

                              Title: Chief Financial Officer
                                     -----------------------


                              "PURCHASERS"

                              US WEST Interactive Services, Inc.



                              By:    /s/US West Interactive Services, Inc
                                     ------------------------------------

                              Title:    President
                                        ---------


                              "PURCHASERS"

                              Kleiner Perkins Caufield & Byers VII



                              By:    /s/Kleiner Perkins Caufied & Byers VII
                                     --------------------------------------

                              Title:    General Partner
                                        ---------------


                              "PURCHASERS"

                              KPCB VII Founders Fund



                              By:    /s/ KPCB VII Founders Fund
                                     --------------------------

                              Title:    General Partner
                                        ---------------


SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                            "PURCHASERS"

                            KPCB Information Sciences Zaibatsu Fund II



                            By:  /s/ KPCB Information Sciences Zaibatsu Fund II
                                 ----------------------------------------------

                            Title:    General Partner
                                      ---------------


                            "PURCHASERS"

                            America Online, Inc.



                            By:    /s/Theodore J. Leonsis
                                     ----------------------

                            Title:
                                     ----------------------

                            "PURCHASERS"

                            KLAS, Inc.



                            By:    /s/KLAS, Inc.
                                     -------------

                            Title:    President and General Manager
                                      -----------------------------


                            "PURCHASERS"

                            Trase Miller Solutions, Inc.



                            By:    /s/ Trase Miller Solutions, Inc.
                                   --------------------------------

                            Title:    President
                                      ---------

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                              "PURCHASERS"

                              CEA-Preview Investors, Ltd.



                              By:    /s/ CEA-Preview Investors, Ltd.
                                     -------------------------------

                              Title:    SR VP of its G.P.
                                        -----------------


                              "PURCHASERS"

                              James J. Hornthal and Bethany S. Hornthal,
                              Trustees of the Hornthal Living Trust dated
                              12/23/92



                              By:    /s/J. Hornthal
                                     --------------

                              Title:    Trustee
                                        -------


                              "PURCHASERS"

                              Draper Associates, a CA Ltd Partnership



                              By:    /s/Draper Associates, a CA Ltd Partnership
                                     ------------------------------------------

                              Title:
                                     ------------------------------------------

                              "PURCHASERS"

                              Polaris Fund, L.P.



                              By:    /s/Polaris Fund, L.P.
                                     ---------------------

                              Title:
                                     ---------------------

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                              "PURCHASERS"

                              The Timothy C. Draper Living Trust



                              By:    /s/The Timothy C. Draper Living Trust
                                     -------------------------------------

                              Title:
                                     -------------------------------------

                              "PURCHASERS"

                              Polly C. Draper



                              By:    /s/ Polly C. Draper
                                     -------------------

                              Title:
                                     -------------------

                              "PURCHASERS"

                              Edmund & Mary Shea Real Property Trust



                              By:    /s/Edmund H. Shea, Jr.
                                     ----------------------

                              Title:    Trustee
                                        -------


                              "PURCHASERS"

                              Edmund & Mary Shea Family Foundation



                              By:    /s/Edmund H. Shea, Jr.
                                     ----------------------

                              Title:    Trustee
                                        -------

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                              "PURCHASERS"

                              Tahoe Partnership I



                              By:    /s/Edmund H. Shea, Jr.
                                     ----------------------

                              Title:    Partner
                                        -------


                              "PURCHASERS"

                              Siam Partners II



                              By:    /s/Edmund H. Shea, Jr.
                                     ----------------------

                              Title:    Partner
                                        -------


                              "PURCHASERS"

                              Thomas W. Cardy Family Trust dated
                              November 1, 1991



                              By:    /s/T. W. Cardy
                                     --------------

                              Title:    Trustee
                                        -------


                              "PURCHASERS"

                              KIM Enterprises, L.P.



                              By:    /s/KIM Enterprises, L.P.
                                     ------------------------

                              Title:    Chairman
                                        --------

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                            "PURCHASERS"

                            Moldaw Variable Fund



                            By:    /s/Stuart S. Moldaw
                                   --------------------

                            Title:    General Partner
                                      ----------------


                            "PURCHASERS"

                            H & Q Preview Media Investors, L.P.



                            By: /s/Jackie Berterretche
                                -----------------------

                            Title:    Attorney-In-Fact
                                      -----------------


                            "PURCHASERS"



                            /s/J. Noyes
                            ---------------------------
                            James Noyes


                            "PURCHASERS"



                            /s/David Lambert
                            ---------------------------
                            David E. Lambert

  SIGNATURE PAGE TO THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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